Supplement dated  March 19, 2013  to the May 1, 2012 prospectuses for

                            COMPLETE [service mark]
               A Patented FutureSystem[trademark] Life Model Design.
                                    and
                            COMPLETE [service mark] ADVISOR
               A Patented FutureSystem[trademark] Life Model Design.


Discontinuation of Sales & Investment Option Change:

Effective March 27, 2013, Symetra Life Insurance Company will discontinue sales of the Symetra Complete and Symetra Complete Advisor Individual Flexible Premium Variable Life Insurance Policies, no longer allowing new sales of the policies. As a current Owner your level of service will not be affected, you will continue to be able to make your planned premiums, and you will still have all rights and benefits under the policy.

In conjunction with the discontinuation of sales, Symetra Life Insurance Company will be making changes to the investment options offered to existing Owners of the Symetra Complete and Symetra Complete Advisor Individual Flexible Premium Variable Life Insurance Policies.

Effective March 27, 2013, the Calvert VP EAFE International Index Portfolio and the Dreyfus Socially Responsible Growth Fund, Inc - Initial Shares are available only if you have been continuously invested in them since March 26, 2013. If you are invested in the Calvert VP EAFE International Index Portfolio or the Dreyfus Socially Responsible Growth Fund, Inc - Initial Shares on March 26, 2013, and remain continuously invested thereafter, you will still be allowed to contribute to the Portfolios.